SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 07, 2003

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-9147	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Limited P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (44) 1481 729 980

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant.
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES

Item 4.   Changes in Registrant’s Certifying Accountant.

On July 02 2003, CanArgo Energy Corporation engaged L J Soldinger Associates Ltd as independent auditors. The Company has neither consulted L J Soldinger Associates nor their British Isles associate, Saffery Champness, on any matter prior to their engagement.

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits

99.1   Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated July 02, 2003.

99.21 Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Release dated July 03, 2003.

Item 9.   Regulation FD Disclosure.

Pursuant to Regulation FD, CanArgo Energy Corporation is furnishing its Press Releases dated July 02, 2003 and July 03, 2003. The Press Releases are attached hereto as Exhibit 99.1 and Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION

Date: July 07, 2003	By:	/s/ Liz Landles Liz Landles, Corporate Secretary

CanArgo Energy Corporation

FOR IMMEDIATE RELEASE

CanArgo Appoints New Auditors

July 02, 2003 — Oslo, Norway — CanArgo Energy Corporation (“CanArgo”) (OSE: CNR, OTCBB: GUSH) has announced that as part of its ongoing cost assessment it has appointed new auditors.

The new auditors are L J Soldinger Associates Ltd (“LJSA”), a United States certified public accounting firm and a member of the American Institute of Certified Public Accountants Securities and Exchange Commission Practice Section. Saffery Champness, a firm of chartered accountants and registered auditors, will assist LJSA in its audit work in the British Isles.

CanArgo Chief Financial Officer, Vincent McDonnell, said, “We are pleased to welcome on board L J Soldinger Associates as our new auditors. This has resulted from the ongoing cost assessment at CanArgo and its drive to reduce costs in all areas of the business. L J Soldinger Associates was deemed to be a more suitable audit firm for a company of our size. They have experience of auditing small to medium sized SEC registered oil and gas companies and can provide CanArgo with a much more cost-effective service. At the same time, we would like to thank PricewaterhouseCoopers for their services over the years”.

Saffery Champness, established in 1855, is one of the UK’s top twenty accountancy practices with a strong network of regional offices throughout the British Isles. Both LJSA and Saffery Champness have associates in more than fifty countries through SC International. SC International itself is a worldwide association of professional firms providing accounting, audit, business consultancy and tax advisory services. Both LJSA and Saffery Champness have extensive experience in advising businesses of various sizes ranging from large international corporations to small companies covering all business sectors.

CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in the Republic of Georgia, Ukraine and the Caspian Sea. Further information on the Company is available at www.canargo.com and at http://www.sec.gov.

The matters discussed in this press release include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company can not give assurance that the results will be attained.

CanArgo Energy Corporation Julian Hammond
Tel: Fax Mobile: e-mail:	+44 1481 729980 +44 1481 729982 +44 7740 576139 info@canargo.com

CanArgo Energy Corporation

FOR IMMEDIATE RELEASE IN EUROPE & NORTH AMERICA

New Production Sharing Contract Signed

3rd July, 2003 — Oslo, Norway — CanArgo Energy Corporation (OSE: CNR, OTCBB: GUSH) today announced that its subsidiary, CanArgo Norio Limited (CanArgo Norio), has signed a Production Sharing Contract for Blocks XIG and XIH in the Republic of Georgia.

The Contract was signed between CanArgo Norio Limited (in which CanArgo has a 64.2% interest) and the Georgian State, represented by the State Agency for the Regulation of Oil and Gas Resources and the Georgian State oil company, Saknavtobi. CanArgo Norio views these blocks as having good potential, being adjacent to productive acreage.

The Production Sharing Contract (“PSC”) gives CanArgo Norio the right to explore and produce hydrocarbons from the Blocks XIG and XIH in the eastern part of Georgia. These areas are located adjacent to CanArgo’s existing acreage close to Tbilisi and cover in total some 485 km2. The main hydrocarbon potential in Block XIG is a gas play within Cretaceous and Palaeocene fractured limestones. Wells drilled on separate structures along the same structural trend, but outside the block, have tested gas at significant rates of up to 250,000 m3/d. In Block XIH gas condensate has been tested in the past from the Middle Eocene. Potential for oil accumulations may exist in Upper Eocene and Oligocene sandstone units which have been proven to exist from earlier exploratory drilling. CanArgo currently produces oil from these horizons in the main Ninotsminda area to the north-east where current production is approximately 2,000 bopd.

Under the terms of the PSC, CanArgo Norio will evaluate existing seismic and geological data during the first year and acquire additional seismic data within four years of the effective date of the Contract. The total commitment over the next four years is $350,000. This Contract is expected to become effective before the end of the year following necessary bureaucratic procedures. The commercial terms of the PSC are similar to those governing CanArgo Norio’s other exploration areas.

CanArgo Chairman & CEO Dr. David Robson commented, “ The signing of this new Production Sharing Contract consolidates our position in eastern Georgia with only a minimal financial commitment. These blocks strengthen our existing portfolio, being adjacent to our Norio and Nazvrevi acreage, and reconfirms CanArgo’s dominant position in this area. Our funds are currently being invested in enhancing production through our horizontal programme at the nearby Ninotsminda field, which remains our priority with the next horizontal due to commence shortly, but we look forward to exploring this promising new area once we have achieved our existing production goals.”

CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in the Republic of Georgia, Ukraine and the Caspian Sea. Further information on the Company is available at www.canargo.com and at http://www.sec.gov.

The matters discussed in this press release include forward looking statements, which are subject to

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various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company can not give assurance that the results will be

CanArgo Energy Corporation Julian Hammond
Tel: Fax Mobile: e-mail:	+44 1481-729-980 +44 21481-729-982 +44 77 4057 6139 info@canargo.com

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